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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  August 7, 1997


                              COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)






                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)






                                                          Page 1 of 7 pages
                                                          Exhibit Index page 4




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   Item 5.   Other Events
   ------    ------------

             On August 7, 1997, the Company announced the completion of acquisition of The Coca-Cola Company's ownership interests in The Coca-Cola Bottling Company of New York, Inc. and Coca-Cola Beverages Ltd.

             The Company also reported the anticipated benefit from a tax decrease in Great Britain and increased noncash expenses related to certain performance-based stock compensation plans.

   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

             (c)  Exhibits.

             99   Press Release of Coca-Cola Enterprises
                  issued August 7, 1997.
































                                                            Page 2 of 7 pages




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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                               SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COCA-COLA ENTERPRISES INC.
                                     (Registrant)

                                         S/ JOHN R. ALM
   Date:  August 8, 1997           By:______________________________
                                      John R. Alm
                                      Senior Vice President and
                                      Chief Financial Officer


























                                                            Page 3 of 7 pages









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                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                           Page
   -----------                                                           ----
       99        Press release issued August 7, 1997                      5














































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